EXHIBIT 10.3
                                                                    ------------

                                WARRANT AGREEMENT

            THIS WARRANT AGREEMENT is dated as of January 16, 2004, by and between GMX Resources Inc., an Oklahoma corporation (the "Company"), and the persons named on the signature page hereof (collectively, the "Holders and individually a "Holder").

            Contemporaneously with the execution and delivery of this Agreement, the Holders have made a subordinated loan to the Company in the aggregate principal amount of $1,000,000 pursuant to the terms and provisions of that certain Subordinated Note Purchase Agreement, dated as of the date hereof, by and among the Company and the Holders (the "Note Purchase Agreement"). As additional consideration for Holders' advance of funds to the Company under the Note Purchase Agreement, the Company has agreed to issue and deliver the Warrants (as defined herein) to the Holders pro-rata based on the amount of Each Holder's advance.

            NOW, THEREFORE, for and in consideration of the mutual promises, representations, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. As used in this Agreement, the following terms shall have the meanings indicated below, unless the context clearly indicates to the contrary:

            "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to "control" another Person if such first Person possesses directly or indirectly the power to (i) vote 50% or more of the securities having ordinary voting power for the selection of directors of such Person, or (ii) direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" means this Warrant Agreement, as amended, supplemented or modified from time to time.

            "Board of Directors" means the board of directors of the Company.

            "Business Day" means any day other than Saturday, Sunday or a legal holiday in the State of New York.

            "Closing Date" means January 16, 2004, the date of the closing of the transactions contemplated by the Note Purchase Agreement.

            "Commission" means the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act and the Exchange Act.

            "Common Stock" means the common stock, par value $0.001 per share, of the Company.

            "Company" has the meaning given to such term in the first paragraph hereof.
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            "Composite Transaction Tape" means a security price reporting service that includes all transactions in a security on each of the exchanges and in the over-the-counter market.

            "Current Market Price Per Share" means, with respect to any share of Common Stock, as of any particular date of determination:

                        (i) If the Common Stock is then reported on a Composite
            Transaction Tape, the average of the daily closing prices for the 30 consecutive trading days immediately prior to such date, as reported on the Composite Transaction Tape (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period);

                        (ii) If the Common Stock is not then reported on a
            Composite Transaction Tape but is then listed or admitted to trading on a national securities exchange, the average of the daily last sale prices regular way of the Common Stock for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), on the principal national securities exchange on which the Common Stock is traded or, in case no such sale takes place on any such day, the average of the closing bid and asked prices regular way, in either case on such national securities exchange;

                        (iii) If the Common Stock is not then reported on a
            Composite Transaction Tape but is then traded in the over-the-counter market, the average of the daily closing sales prices, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market, for the 30 consecutive trading days immediately prior to such date (as adjusted for any stock dividend, split, combination or reclassification that occurred during such 30-day period), as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated or any successor thereof, or, if not so reported the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors and agreed to by the holders of a majority of the Warrants for that purpose; or

                        (iv) If no such prices are then furnished, the fair
            market value of a share of the Common Stock as determined by the Board of Directors in good faith.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

            "Exercise Price" means $1.50 per share, subject to adjustment as may be required by Section 11.

            "Expiration Date" means 5:00, p.m. New York time on the fifth anniversary of the date hereof, or such earlier date as is permitted pursuant to
Section 11(j).

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            "Non-Public Warrant Shares" means Warrant Shares that have not been sold to the public and bear the legend set forth in Section 13(b).

             "Note Purchase Agreement" has the meaning given to such term in the second paragraph hereof.

            "Person" means any person, firm or entity.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute and the rules and regulations of the Commission thereunder, all as the same may be in effect from time to time.

            "Subsidiary" means, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the occurrence of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

            "Warrant Certificate" means a certificate evidencing one or more Warrants, substantially in the form of Exhibit A attached hereto, with such changes therein as may be required to reflect any adjustments made pursuant to
Section 11.

            "Warrant Holders" means the Holders and such other Persons to whom any Holder transfers Warrants in compliance with the terms of this Agreement.

            "Warrant Office" means the office or agency of the Company at which the Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of the Company located at 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, which office or agency may be changed by the Company pursuant to notice in writing to the Persons named in the Warrant Register as the holders of the Warrants.

            "Warrant Register" means the register, substantially in the form of Exhibit B attached hereto, maintained by the Company at the Warrant Office.

            "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of the Warrants, as the number of such shares may be adjusted from time to time pursuant to Section 11 and the provisions of the Company's Certificate of Incorporation.

            "Warrants" means the stock purchase warrants issued pursuant to the Note Purchase Agreement and this Agreement entitling the Holders to purchase, subject to Section 5, from the Company at the Warrant Office an aggregate of 175,000 shares of Common Stock (subject to adjustment as provided in Section 11) at the Exercise Price;

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            2. Issuance of Warrants. The Company hereby agrees to issue and deliver to each Holder, on the Closing Date, the Warrants and one or more Warrant Certificates evidencing the Warrants to which it is entitled. No consideration other than Holder's advance of funds under the Note Purchase Agreement shall be required from the Holder in consideration of the receipt of the Warrants.

            3. Registration, Transfer and Exchange of Certificates.

               (a) The Company shall maintain, at the Warrant Office, the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, the Company shall register the Warrants and Warrant Certificates in the Warrant Register in the name of the Holder. The Company may deem and treat the registered holders of the Warrant Certificates as the absolute owners thereof and the Warrants represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the holders thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               (b) Subject to Section 13, the Company shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificates evidencing such Warrants to the Company at the Warrant Office, accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificates evidencing such transferred Warrants shall be issued to the transferee, and the surrendered Warrant Certificates shall be canceled. If less than all the Warrants evidenced by Warrant Certificates surrendered for transfer are to be transferred, new Warrant Certificates shall be issued to the holder surrendering such Warrant Certificates evidencing such remaining number of Warrants.

               (c) Warrant Certificates may be exchanged at the option of the holders thereof, when surrendered to the Company at the Warrant Office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing, in the aggregate, a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

               (d) No charge shall be made for any such transfer or exchange, except for any tax or other governmental charge imposed in connection therewith. Except as provided in Section 13(b), each Warrant Certificate issued upon transfer or exchange shall bear the legend set forth in Section 13(b) if the Warrant Certificate presented for transfer or exchange bore such legend.

            4. Mutilated or Missing Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. The Company acknowledges that a written indemnity by a Holder

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or, if an Affiliate of a Holder is the holder of such lost, stolen or destroyed
Warrant Certificate, by such Holder or such Affiliate shall be satisfactory to the Company for such purpose. No service charge shall be made for any such substitution; however, all expenses and reasonable charges associated with procuring such indemnity and all stamp, tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate. Each Warrant Certificate issued in any such substitution shall bear the legend set forth in Section 13(b) if the Warrant Certificate for which such substitution was made bore such legend.

            5. Duration and Exercise of Warrants.

                        (a) The Warrants issued hereto evidenced by a Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day after the Closing Date and prior to the Expiration Date.

               (b) Subject to the provisions of this Agreement, the Warrants evidenced by a Warrant Certificate may be exercised at any time by the registered holder thereof by either (i) the surrender of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof or attached thereto duly completed and signed, to the Company at the Warrant Office, and upon payment of the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America and/or by surrender to the Company of shares of Common Stock then owned by the Warrant Holder and valued for purposes hereof at their Current Market Price Per Share at the time of exercise; or (ii) if the Current Market Price Per Share is greater than the Exercise Price (at the date of calculation, as set forth below), in lieu of exercising the Warrants as permitted in Section 5 (b) (i) hereinabove, the holder of a Warrant Certificate may elect to receive shares of Common Stock equal to the value (as determined below) of the Warrants (or the portion thereof being canceled) by surrender of the Warrant Certificate, together with the election to purchase (a form of which is attached to each Warrant Certificate) attached thereto duly executed, to the Company at the Warrant Office referred to herein, in which event the Company shall issue to the holder of the Warrant Certificate that number of shares of Common Stock computed using the following formula:

                            CS = WCS x (CMPPS - EP)
                                 ------------------
                                     CMPPS

 Where CS equals the number of shares of Common Stock to be issued to the holder of the Warrant Certificate

                           WCS equals the number of shares of Common Stock purchasable under the Warrants being exercised (at the date of such calculation)

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                           CMPPS equals the Current Market Price Per Share (at
                           the date of such calculation)

                           EP equals the Exercise Price (as adjusted to the date of such calculation).

For purposes of Rule 144 under the Securities Act, 17 C.F.R. ss. 230.144, the parties hereto agree that the exercise of any Warrants in accordance with this
Section 2.2 shall be deemed to be a conversion of such Warrants, pursuant to the terms of this Agreement and the Warrants, into Common Stock.

               (c) Upon exercise of any Warrants hereunder, the Company shall issue and cause to be delivered to or upon the written order of the registered holders of such Warrants and in such name or names as such registered holders may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any Persons so designated to be named therein shall be deemed to have become holders of record of such Warrant Shares as of the date of exercise of such Warrants.

               (d) Warrants shall be deemed to have been exercised or converted immediately prior to the close of business on the date of its surrender for exercise or conversion as provided herein, and the Person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

               (e) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. Each new Warrant Certificate so issued shall bear the legend set forth in Section 13(b) if the Warrant Certificate presented in connection with partial exercise thereof bore such legend, unless the transfer restrictions referred to in such legend are no longer applicable pursuant to Section 13(d). All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

            6. No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock upon exercise of any Warrants, but shall pay for any such fraction of a share an amount in cash equal to the then Current Market Price Per Share of one such share of Common Stock multiplied by such fraction.

            7. Payment of Taxes. The Company shall pay all taxes (other than income taxes) attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any Warrant Certificate or any certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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            8. Stockholder Rights. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as imposing any obligation on the registered holders thereof to purchase any securities or as imposing any liabilities on such holders as stockholders of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

            9. Reservation and Issuance of Warrant Shares; Certain Corporate Actions.

               (a) The Company will at all times reserve and keep available, free from preemptive rights, or any other actual contingent purchase rights of persons other than the Holders out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

               (b) Before taking any action which would cause an adjustment pursuant to Section 11 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take all corporate action necessary, in the opinion of its counsel (which may be in-house counsel employed by the Company), in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

               (c) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will be, upon payment of the Exercise Price and issuance thereof, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

            10. Registration Rights. The Warrant Shares shall have the registration rights provided for in the Registration Rights Agreement, dated as of the Closing Date, by and among the Company, the Holder and the noteholders listed on Schedule I to the Note Purchase Agreement.

            11. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11.

               (a) Adjustment for Change in Common Stock.

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               If the Company :

               (1) pays a dividend or makes a distribution on its outstanding Common Stock in shares of its capital stock or any other class of capital stock exchangeable for or convertible into Common Stock;

               (2) splits or subdivides its outstanding Common Stock into a greater number of shares;

               (3) combines its outstanding Common Stock into a smaller number of shares; or

               (4) issues by reclassification of its Common Stock any shares of any class of its capital stock,

               then the Exercise Price and the number and kind of shares of capital stock of the Company issuable upon the exercise of a Warrant (as in effect immediately prior to such action) shall be proportionately adjusted so that the Holder may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

               Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               (b) Adjustment for Rights Issue.

               If the Company shall issue any rights, options or warrants entitling all of the holders of Common Shares to subscribe for or purchase Common Stock at a price per share less than the Exercise Price as of the record date in respect of such issuance, then, and in such event, the Exercise Price shall be reduced to such lower price.

               The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective at the opening of business on the day next following the record date for the determination of shareholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, none of the rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if the adjustment provided for in this paragraph had not been made.

               In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase Common Stock at a price per share less than the applicable Exercise Price, there shall be taken into account any cash or other consideration received by the Company upon exercise of such rights, options or warrants. The value of such consideration, if other than cash, shall be determined by the good faith business judgment of the Company's Board of Directors, whose determination shall be conclusive.

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               (c) Adjustment for Other Distributions.

               If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company (other than distributions referred to in subsection 11(a) or rights, options or warrants referred to in subsection 11(b)), the Exercise Price shall be adjusted (but only downward) in accordance with the following formula:

                           E'      =      E x M - F
                                          ---------
                                              M
where:

     E'   =    the adjusted Exercise Price.

     E    =    the current Exercise Price.

     M    =    the Current Market Price Per Share of Common Stock on the record date of the distributions mentioned in subsection 11(c).

     F    =    the fair market value on the record date of the assets,
               securities, rights or warrants distributed by the Company applicable to one share of Common Stock. The fair market value shall be determined by the good faith judgment of the Company's
               Board of Directors, whose determination shall be conclusive.

               The adjustment shall be made successively whenever any such distribution is made and shall become effective at the opening of business on the day next following the record date for the determination of shareholders entitled to receive such dividend or distribution.

               (d) Adjustment for Common Stock Issue.

               If the Company issues Common Stock (other than in any of the transactions described in subsections 11(a), (b) and (c) or upon exercise of any securities issued pursuant to such transactions) for consideration per share which is less than the Exercise Price as of the date (the "Pricing Date") the Company fixes the offering price of such additional Common Stock, then and in such event, the Exercise Price shall be adjusted to such lower price.

               The adjustment shall be made successively whenever any such issuance is made, and shall become effective on the day next following the date of issuance of such additional shares.

               (e) Adjustment for Convertible Securities Issue.

               If the Company issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections (a), (b) and (c) of this Section 11) or securities entitling the recipient to subscribe for or purchase Common Stock or securities convertible into Common Stock (collectively, "Convertible Securities") at a

                                      -9-
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price per share of Common Stock (assuming immediate conversion) less than the
Exercise Price as of the date (the "Pricing Date") the Company fixes the offering price of such securities, then, and in such event, the Exercise Price shall be reduced to such lower price.

               The adjustment shall be made successively whenever any such issuance is made, and shall become effective at the opening of business on the day following the date of issuance of such Convertible Securities.

               If none of the shares of Common Stock deliverable upon conversion or exchange of such securities have been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to what it would have been if the adjustment provided for in this paragraph had not been made.

               In determining whether any Convertible Securities entitle the holders to subscribe for or purchase Common Stock at a price per share less than the applicable Exercise Price, there shall be taken into account any cash or other consideration received by the Company upon conversion of such convertible securities. The value of such consideration, if other than cash, shall be determined by the good faith business judgment of the Company's Board of Directors, whose determination shall be conclusive.

               (f) Events pursuant to which this Section 11 does not apply.

               (1) Subsections 11(b), (d) and (e) do not apply to:

                  (i) the issuance of Common Stock pursuant to employee share purchase plans approved by the Company's Board of Directors, or

                  (ii) the issuance of Common Stock issuable upon exercise of warrants or options outstanding as of the date hereof or upon exercise of the Warrants, or

                  (iii) options (or shares of Common Stock underlying such options) issued pursuant to employee stock options plans approved by the Company's Board of Directors or otherwise to employees pursuant to individually negotiated employment agreements approved by the Company's board of directors; or

                  (iv) options to purchase up to 500,000 shares of Common Stock (or such underlying shares of Common Stock) issued after the date hereof to independent contractors pursuant to individually negotiated independent contractor agreements.

               (g) When De Minimis Adjustment May Be Deferred.

               No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

               All calculations under this Section 11 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

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               (h) When No Adjustment Required.

               No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock.

               (i) Notice of Adjustment.

               Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 12 hereof.

               (j) Reorganization of the Company.

               (1) If the Company consolidates or merges with or into, or transfers or leases all or substantially all of its assets to, any person or reclassifies its Common Stock, upon consummation of such event (a "Reorganization Event"), the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder would have owned immediately after such Reorganization Event if the Holder had exercised the Warrants immediately before the effective date of the Reorganization Event. In connection with any such Reorganization Event, the Company may, upon at least fifteen (15) business days' prior written notice to the Holders, accelerate the Expiration Date to a date which is no earlier than five (5) business days after the effective date of such Reorganization Event; provided, however, that in the event of such acceleration:

                     (A) the Company shall be deemed, immediately prior to the effectiveness of such Reorganization Event, to have issued to each Holder additional Warrants exercisable for such number of shares of Common Stock as is equal to ten percent (10%) of the Warrant Shares issuable under such Holder's existing Warrants; and

                     (B) in the event that any Warrants have not been exercised immediately prior to the Expiration Date and the Current Market Price Per Share immediately prior to the effectiveness of such Reorganization Event is greater than the Exercise Price, then such Warrants shall be deemed to have been automatically exercised by the Holders thereof immediately prior to the Expiration Date pursuant to Section 5(b)(ii) hereof, but without regard to any requirement in such Section 5(b)(ii) of such Holders to surrender such Warrants or to deliver an election to purchase under such Warrants.

                  (2) If, and at the time that, this subsection (j) applies, then subsections (a), (b), (c) (d) and (e) of this Section 11 and the adjustment events thereunder do not apply with respect to the Reorganization Event specified in this subsection (j); provided, however, that all prior downward adjustments to the Exercise Price shall be effective.

                  (k) Company Determination Final.

                  Any determination that the Company or the Company's Board of Directors must make pursuant to this Section 11 shall to the extent made in the exercise of its good faith and reasonable judgment be conclusive to the extent provided in this Section 11.

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               12. Notices to Warrant Holders; Notices of Issuances and
Dividends.

               Whenever there is an adjustment in the number of Warrant Shares or other securities or assets to which each Warrant Holder is entitled, the Company shall promptly mail to all Warrant Holders a notice of adjustment. Such notice shall be accompanied by (i) a certificate briefly stating the facts requiring the adjustment and the manner of computing the adjustment and (ii) a certificate from the Chief Financial Officer of the Company that the adjustment is correct.

               13. Restrictions on Transfer.

               (a) The Holder (i) represents that it is an "accredited investor" within the meaning of the Securities Act and the rules and regulations promulgated thereunder, (ii) represents that it has received adequate information about the Company to determine the advisability of a purchase of the Company's securities, (iii) represents that it is acquiring the Warrants and will acquire any Warrant Shares for its own account for investment and not with a view to any distribution or public offering within the meaning of the Securities Act, except with respect to Warrant Shares, pursuant to the registration of the offer and sale thereof under the Securities Act, (iv) acknowledges that the Warrants and any Warrant Shares issuable upon exercise thereof have not been registered under the Securities Act and (v) agrees that it will not sell or otherwise transfer any of its Warrants or Warrant Shares except pursuant to the terms and conditions specified herein and that it will cause any permitted transferee thereof to agree to take and hold the same subject to the terms and conditions specified herein (including, without limitation, Section 13(c)).

               (b) Except as provided in Section 13(d), each Warrant Certificate and each certificate for the Warrant Shares issued to the Holder or to a subsequent transferee thereof pursuant to Section 13(c) shall include a legend in substantially the following form (with such changes therein as may be appropriate to reflect whether such legend refers to Warrants or Warrant Shares); provided, however, that such legend shall not be required if such transfer is being made in connection with a sale which is exempt from registration pursuant to Rule 144 under the Securities Act or other applicable exemption from registration or if the opinion of counsel referred to in Section 13(c) is to the further effect that neither such legend nor the restrictions on transfer in this Section 13 are required in order to ensure compliance with the Securities Act:

                        THE WARRANTS AND SHARES REPRESENTED BY THIS CERTIFICATE
            HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS AND SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF MAY 3, 2000, BETWEEN THE COMPANY AND CERTAIN HOLDERS (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED OR RESTATED FROM TIME TO TIME), A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE

            FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

               (c) Prior to any assignment, transfer or sale of any Warrant or any Warrant Shares , the holder thereof shall give written notice to the Company of such holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale and the identity of the proposed transferee. Each holder wishing to effect such a transfer of any Warrant or Warrant Shares shall also furnish to the Company an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and a written opinion of such holder's counsel, in form reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act.

               (d) The restrictions set forth in this Section 13 shall terminate and cease to be effective with respect to any Warrants or Warrant Shares when the offer and sale of which are registered under the Securities Act or upon receipt by the Company of an opinion of counsel knowledgeable as to securities matters, in form reasonably satisfactory to the Company, to the effect that compliance with such restrictions is not necessary in order to comply with the Securities Act with respect to the transfer of the Warrants and the Warrant Shares; provided, however, that after two years from the date of issuance of any Warrants (or such shorter period as may be provided by Rule 144(k) promulgated under the Securities Act), such restrictions shall automatically terminate with respect to the Holder if not an Affiliate of the Company(without the necessity of any opinion of counsel) as to such Warrants and as to any Warrant Shares issued in respect of such Warrants upon exercise of the Conversion Right set forth in Section 5(b). Whenever such restrictions shall so terminate the holder of such Warrants and/or Warrant Shares shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), Warrant Certificates or certificates for such Warrant Shares not bearing the legend set forth in Section 13(b), at which time the Company will rescind any transfer restrictions relating thereto.

               14. Amendments and Waivers. Any provision of this Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by the Company and the holders of not less than a majority of the outstanding Warrants (or in the case of Section 13, the holders of a majority of the aggregate outstanding Warrants and Non-Public Warrant Shares, voting as a single group); provided, however, that (i) this Agreement may not be amended, supplemented or waived so as to increase the Exercise Price, reduce the number of Warrant Shares issuable upon exercise of any Warrants, or alter the period during which any Warrants may be exercised (except to provide for a later Expiration Date), in each case without the consent of the Holder, and (ii) this
Section 14 may not be amended or supplemented without the consent of the Holder.

               15. Specific Performance. The parties agree that irreparable damage will result in the event that the obligations of each party under this Agreement are not specifically enforced, and that any damages available at law for a breach of any such obligations would be inadequate. Therefore, the holders of the Warrants and/or Non-Public Warrant Shares and the Company shall have the right to seek specific performance by the Company and the holders of the Warrants and/or Non-Public Warrant Shares, respectively, of the provisions of this Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. The Company and the holders of the Warrants and/or Non-Public Warrant Shares hereby irrevocably waive, to the extent that each of them may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against such party for specific performance of this Agreement. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which may be available under this Agreement.

               16. Notices. Any notice, request, instruction or other document to be given under this Agreement after the date hereof by any party hereto to any other party shall be in writing and shall be deemed to have been duly given on the date of service if delivered personally or by telecopier with confirmed receipt, or on the third day after mailing if sent by certified mail, postage prepaid, at the addresses set forth below:

                        If to or on the Company, addressed to the Company at the
            Warrant Office.

                        If to or on a Warrant Holder or holder of Warrant
            Shares, addressed to such holder as such holder's name and address shall appear on the Warrant Register or the Common Stock registry of the Company, as the case may be.

               17. Binding Effect. This Agreement shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, the Holders, Affiliates of the Holders and the registered holders from time to time of the Warrants and the Warrant Shares.

               18. Continued Validity. A holder of Warrant Shares shall continue to be entitled with respect to such Warrant Shares to all rights and subject to all obligations to which it would have been entitled or subject as a Warrant Holder under Sections 13 through 25 of this Agreement. Such rights and obligations shall terminate as to any such holder upon the sale of the Warrant Shares held by such holder. The Company will, at the time of each exercise of any Warrant, in whole or in part, upon the request of the holder of the Warrant Shares issued upon such exercise thereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

               19. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS, OTHER THAN CHOICE OF LAW RULES, OF THE STATE OF OKLAHOMA. THE FEDERAL AND STATE COURTS OF COMPETENT JURISDICTION LOCATED IN OKLAHOMA COUNTY, OKLAHOMA, SHALL HAVE PERSONAL JURISDICTION OVER THE PARTIES TO THIS AGREEMENT, AND NO ACTION TO INTERPRET OR ENFORCE THIS AGREEMENT SHALL BE INSTITUTED IN ANY OTHER JURISDICTION. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO ANY

SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BEING BROUGHT IN THE FEDERAL OR STATE COURTS OF COMPETENT JURISDICTION LOCATED IN OKLAHOMA COUNTY, OKLAHOMA, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the registered holders of the Warrants and the Warrant Shares any legal or equitable right, remedy or claim under this Agreement.

               21. Voting and Consents to be on an As-Converted Basis. Wherever this Agreement calls for the written consent or vote of any combinations of the holders of the Warrants or any of the Warrant Shares, voting as a single group, the Warrants shall be counted as if they had been exercised for Common Stock.

               22. Multiple Counterparts. This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

               23. Entire Agreement. This Agreement contains the entire understanding of the parties relating to the subject matter contained herein and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof.

               24. Headings; Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the entities or persons referred may require. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof nor affect in any way the meaning or interpretation of this Agreement. "Herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision. All references herein to any action(s) which are to be taken (or which are prohibited from being taken) by any Person, the Company or any Subsidiary shall apply to such Person, the Company or such Subsidiary, as the case may be, whether such action is taken directly or indirectly. All references herein to actions by the Company or any Subsidiary (including, without limitation, actions denoted by terms such as "create," "sell," "transfer" or "dispose of") mean such action whether voluntary or involuntary, by operation of law or otherwise.

               25. Exhibits. All exhibits attached hereto are incorporated herein by reference.

               26. Severability. In the event that any provision contained herein shall be held to be invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                      [the next page is the execution page]

               IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date first above written.

                                   COMPANY:

                                   GMX RESOURCES INC.



                                   By: /s/ Ken L. Kenworthy, Sr.
                                       -----------------------------------------
                                       Name: Ken L. Kenworthy, Sr.
                                       Title:  Chief  Financial Officer

                                       Address:   9400 N. Broadway, Suite 600
                                                  Oklahoma City, Oklahoma  73114
                                       Telephone: (405) 600-0711
                                       Fax:       (___) ________
                                       Attn:      Chief Executive Officer



                                   /s/ Doug Moreland
                                   ---------------------------------------------
                                   DOUG MORELAND


                                   /s/ Patrick Parker
                                   ---------------------------------------------
                                   PATRICK PARKER


                                   /s/ Edwin J. Hagerty
                                   ---------------------------------------------
                                   EDWIN J. HAGERTY




                                   X-MEN, LLC


                                   By: /s/ Gregg Schneider
                                      ------------------------------------------
                                   Name: Gregg Schneider
                                   Title: Member



                                   /s/ Wilburn Coston Perryman
                                   ---------------------------------------------
                                   WILBURN COSTON PERRYMAN

                                    EXHIBIT A

                                       TO

                                WARRANT AGREEMENT
                                -----------------

            THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. SUCH WARRANTS MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN AND ARE SUBJECT TO OTHER PROVISIONS OF THE WARRANT AGREEMENT, DATED AS OF JANUARY 16, 2004, BETWEEN THE COMPANY AND CERTAIN HOLDERS (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED OR RESTATED FROM TIME TO TIME), A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

                               WARRANT CERTIFICATE

January 16, 2004                                          Certificate No.: ____

            This Warrant Certificate certifies that _________________________ (the "Holder"), or registered assigns, is the registered holder of __________ Warrants (the "Warrants") to purchase shares of common stock, par value $0.001 per share ("Common Stock"), of GMX Resources, Inc., an Oklahoma corporation (the "Company"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Company before the "Expiration Date" as defined in the Warrant Agreement, one fully paid and nonassessable share of Common Stock (the "Warrant Shares") to the extent set forth in the Warrant Agreement, at a price equal to the Exercise Price (as defined in the Warrant Agreement), payable in the manner specified in the Warrant Agreement, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of the Company at 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114, or such other address as the Company may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant Office"). The Exercise Price and number of Warrant Shares purchasable upon exercise of the Warrants are subject to adjustment prior to the Expiration Date as set forth in the Warrant Agreement.

            No Warrant may be exercised after the Expiration Date and (except as otherwise provided in the Warrant Agreement) all rights of the registered holders of the Warrants shall cease after the Expiration Date.

            The Company may deem and treat the registered holder of the Warrants evidenced hereby as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by any person), for the purpose of any exercise hereof and of any distribution to the holder hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

            Warrant Certificates, when surrendered at the office of the Company at the above-mentioned address by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing, in the aggregate, a like number of Warrants.

            Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company at the above-mentioned address, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

            This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of January 16, 2004, between the Company and the Holder (as such Warrant Agreement may be supplemented, modified, amended or restated from time to time, the "Warrant Agreement"). The Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders.

            IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer.



                                   GMX RESOURCES INC.



                                   By:
                                      ------------------------------------------

                                   Name:
                                        ----------------------------------------

                                   Title:
                                         ---------------------------------------

                          FORM OF ELECTION TO PURCHASE

                   (To be executed upon exercise of Warrants)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ______________ Warrant Shares and herewith (i) tenders payment for such Warrant Shares to the order of the Company in the amount of $ in accordance with Section 5(b)(i) of the Agreement, or (ii) receives Warrant Shares in accordance with the terms of
Section 5(b)(ii) of the Agreement. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _______________________________ whose address is _______________________________
and that such certificate be delivered to _______________________________ whose address is ________________________________. If such number of Warrant Shares is less than all of the Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Warrant Shares be registered in the name of ______________________________ whose address is ________________________________ and that such Warrant Certificate be delivered to _______________________________ whose address is
______________________________.

            Signature:



            ----------------------------------------------
            (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)



            ----------------------------------------------
            (Printed Name)

            Date: _________________________

                                    EXHIBIT B
                                       TO
                                WARRANT AGREEMENT
                                -----------------



                                WARRANT REGISTER
                                ----------------



 Warrant           Original Number      Number of        Names and
 Certificate      of Warrants and      Warrants         Addresses of
 Number            Warrant Shares       Expired          Warrant Holders
 ------            --------------       -------          ---------------

     1                 55,000                            Doug Moreland
                                                         1655 East Layton Dr.
                                                         Englewood, CO 80113


     2                 41,250                            Patrick Parker
                                                         101 W. 6th Street
                                                         Suite 612
                                                         Austin, TX 78701


     3                 20,625                            Edwin J. Hagerty
                                                         13355 Noel Road
                                                         Suite 1400
                                                         Dallas, TX 75240


     4                 20,625                            X-Men LLC
                                                         c/o Charter Holdings
                                                         1845 Woodall Rodgers
                                                         Suite 1700
                                                         Dallas, TX 75201

 Warrant           Original Number      Number of        Names and
 Certificate      of Warrants and      Warrants         Addresses of
 Number            Warrant Shares       Expired          Warrant Holders
 ------            --------------       -------          ---------------


    5                 37,500                             Wilburn C. Perryman
                                                         1845 Woodall Rodgers
                                                         Suite 1700
                                                         Dallas, TX 75201























                                      B-2